                                                                    Exhibit 3.43


                                    FILE COPY

                          CERTIFICATE OF INCORPORATION

                          OF A PRIVATE LIMITED COMPANY

                                   No. 2199112

                              I hereby certify that

                               STANDURGENT LIMITED


is this day incorporated under the Companies Act 1985 as a private company and that the Company is limited.

Given under my hand at the Companies Registration Office, Cardiff the 26 NOVEMBER 1987


                                                 By:    /s/ Mrs. E. Chadwick
                                                    ----------------------------
                                                          Mrs. E. Chadwick
                                                       an authorised officer

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                                    FILE COPY

                          CERTIFICATE OF INCORPORATION

                                ON CHANGE OF NAME

                                   No. 2199112

                              I hereby certify that

                               STANDURGENT LIMITED

                 having by special resolution changed its name,

                      is now incorporated under the name of

                             THE SAINT GROUP LIMITED

Given under my hand at the Companies Registration Office, Cardiff the 3 MARCH
1988


                                                 By:     /s/ F. A. Joseph
                                                    ----------------------------
                                                           F. A. Joseph
                                                       an authorised Officer


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

                                    FILE COPY

                          CERTIFICATE OF INCORPORATION
                                ON CHANGE OF NAME

                    AND RE-REGISTRATION OF A PRIVATE COMPANY


                               AS A PUBLIC COMPANY

                               Company No. 2199112


The Registrar of Companies for England and Wales hereby certifies that

THE SAINT GROUP LIMITED

formerly registered as a private company having changed its name and having this day been re-registered under the Companies Act 1985 as a public limited company is now incorporated under the name of

SAINT GROUP PLC

and that the company is limited,

Given at Companies House, London, the 15th May 1991


                                                 By:     /s/  C. O. Friend
                                                    ----------------------------
                                                            C. O. FRIEND
                                                        For The Registrar Of
                                                             Companies


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


                                    FILE COPY

                          CERTIFICATE OF INCORPORATION

                                ON CHANGE OF NAME

                               Company No. 2199112

The Registrar of Companies for England and Wales hereby certifies that

SAINT GROUP PLC

having by special resolution changed its name, is now incorporated under the name of

DANKA UK PLC

Given at Companies House, London, the 21st June 1993


                                                 By:       /s/  C. Carr
                                                    ----------------------------
                                                             MR. C. CARR
                                                        For The Registrar Of
                                                             Companies


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